UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2021, (
November 16, 2021
)
Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)
Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)
3305 Flamingo Drive
,
Vero Beach
,
Florida
32963
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number,

including area code
(
772
)
231-1400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:
Trading symbol:

Name of each exchange

on which registered:
Common Stock, par value $0.01 per share
ORC
NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.

☐

ITEM 1.01.

ENTRY INTO A MATERIAL

DEFINITIVE AGREEMENT.
Effective as of November 16, 2021, Orchid Island Capital, Inc.

(the “Company”) and the Company’s external manager, Bimini
Advisors, LLC (the “Manager”), entered into

a Third Amendment (the “Amendment”)

to the Management Agreement between
the Company and the Manager dated February 20, 2013

(the “Agreement”).

The Agreement was previously amended on April
1, 2014 and June 30, 2014.

Pursuant to the Agreement, the Manager performs management

and other activities relating to the mortgage-backed

securities
portfolio,

business

activities

and

day-to-day

operations

of

the

Company

as

set

forth

in

the

Management

Agreement,

and
provides the Company

with its management

team. In consideration

for such services, the

Manager receives management

fees
as well

as reimbursement

of certain

costs and

expenses.

Certain repurchase

agreement trading,

clearing and

administrative
services have been provided to the Company by AVM,

L.P.

(“AVM”).

Pursuant to Section 7 of the Agreement, the Company
is required to pay the fees for such services directly to AVM.
Pursuant to

the Amendment,

the Company

and the

Manager have

agreed the

services that

are currently

performed by

AVM
will be performed

by the Manager.

Bimini Capital Management,

Inc., the sole

member of the

Manager (“Bimini”), has

hired
Patrick Doyle,

effective as

of December

1, 2021,

to perform

the services

currently handled

by AVM.

The transition

of such
services from AVM

to the Manager

shall occur on

the first business day

immediately after the

termination of the

Company’s
arrangements with AVM,

which the Company currently expects will occur on approximately March

31, 2022.

Pursuant

to

the

Amendment,

following

termination

of

the

AVM

arrangements

and

in

consideration

for

the

repurchase
agreement trading, clearing and administrative services being performed by the Manager,

the Company will pay the following
fees to the Manager:
●
A daily fee

for repurchase agreement

funding transaction services

that is based

on the outstanding

principal balance
of the Company’s repurchase agreement funding.

The fee for

each day shall be

equal to the product

of the outstanding
principal balance

of repurchase

agreement funding

in place as

of the

end of

such day

and the

applicable basis

point
factor set forth in Appendix A of the Amendment, divided by 360; and
●
A fee for the clearing and operational services provided by personnel of the

Manager equal to $10,000 per month.
Pursuant

to

the

Amendment,

the

Company

is

also

required

to

pay

its

allocable

share

of

fees

incurred

for

safekeeping,
transactions and cash

services provided to the

Company by the Bank

of New York

Mellon (the “BNYM Fee”)

directly to the
Bank of New York

Mellon.

The Company’s allocable share of the BNYM Fee

shall be equal to the Company’s percentage of
all assets under management by the Manager,

inclusive of Bimini’s assets (measured as of

the first day of each month).

The

foregoing

description

of

the

Amendment

is

not

complete

and

is

qualified

in

its

entirety

by

reference

to

the

entire
Amendment, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.
ITEM 7.01.

REGULATION FD DISCLOSURE.
The Company

also issued a

press release today

announcing that Mr.

Doyle has been

hired by Bimini

and that the

repurchase
agreement funding

services and

clearing and

operational functions

currently handled

by AVM

are being

internalized by

the
Manager and will be handled by employees of the

Manager following a transition period. This press release is attached hereto
as Exhibit 99.1 and is incorporated herein by reference.
The information referenced in this

Item

7.01 (including Exhibit 99.1 referenced in

Item 9.01 below) is

being “furnished” under
this Item 7.01. Regulation

FD Disclosure and, as such, shall

not be deemed to be

“filed” for the purposes of

Section 18 of the
Securities Exchange Act of

1934, as amended,

or otherwise subject

to the liabilities

of that Section and

shall not be

incorporated
by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995 and

other federal securities laws, including, but

not limited to, statements about

the timing of the transition
of services from AVM to the Manager.

These forward-looking statements are based upon the Company’s present expectations, but the Company

cannot assure investors

that actual results

will not vary

from the expectations

contained in the

forward-looking
statements. Investors

should not

place undue

reliance upon

forward looking

statements. For

further discussion

of the

factors
that could affect

outcomes, please refer

to the “Risk

Factors” section of

the Company's Annua

l

Report on Form

10-K for the

fiscal year ended December 31, 2020.

All forward-looking statements speak only as of the date on which they are made. New risks

and

uncertainties

arise

over

time, and

it is

not possible

to

predict

those events

or how

they

may

affect

the Company.
Except

as required

by law,

the

Company

is not

obligated

to, and

does not

intend

to,

update or

revise

any

forward-looking
statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibits
Exhibit No. Description
10.1
Third Amendment to Management Agreement, effective as of November 16, 2021
99.1
Press Release dated November 17, 2021
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
Date: November 17, 2021

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer